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                                                                   EXHIBIT 99.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of Rock-Tenn Company (the "Corporation"), for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James A. Rubright, Chairman of the Board and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


/s/ James A. Rubright
---------------------------------------
James A. Rubright
Chairman of the Board and Chief Executive Officer
May 14, 2003

A signed original of this written statement required by Section 906 has been provided to Rock-Tenn Company and will be retained by Rock-Tenn Company and furnished to the Securities and Exchange Commission or its staff upon request.